UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

Brand Engagement Network, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	88-1270880
(State or other jurisdiction of incorporation)	Commission File Number:	IRS Employer Identification No.:

300 Delaware Ave

Suite 210

Wilmington, DE 19801

[Registrant Address]

307-757-3650

[Registrant Telephone Number]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BNAI	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 17, 2025, BEN Capital Fund One LLC, a long-term investor of the Company, converted $504,684 of matured debt into equity at a conversion price of $2.10 per share, fully satisfying the related principal, accrued interest, and loan fees.

The converted indebtedness consisted of principal, accrued interest, and loan fees related to certain promissory notes that had matured through December 31, 2025. In exchange for the conversion, the Company issued shares of its common stock at a conversion price of $2.10 per share. The issuance of shares was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and/or Regulation D promulgated thereunder.

Item 2.03 Creation or Extinguishment of a Direct Financial Obligation

As a result of the debt conversion described above, the Company extinguished more than $500,000 of outstanding indebtedness owed to BEN Capital Fund 1 LLC and satisfied in full its loan obligations for notes that had matured through December 31, 2025.

Item 8.01 Other Events

In addition to the debt conversion described above, the Company previously reduced outstanding liabilities through negotiated settlements and payments with third-party counterparties, including a $250,010 reduction in accounts payable and the satisfaction of vendor-related obligations exceeding $487,452. When combined with the debt conversion, these actions reduced the Company’s outstanding liabilities by more than $1.24 million.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is incorporated herein by reference. The shares of common stock issued in connection with the debt conversion were issued in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release dated December 18, 2025 (furnished herewith).

Exhibit 10.1	Debt Conversion Agreement between Brand Engagement Network, Inc. and BEN Capital Fund 1 LLC (to be filed).

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brand Engagement Network, Inc.

Date:	December 18, 2025	By:	/s/ Tyler Luck
Acting Chief Executive Officer (or appropriate signing officer)